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                           ALLMERICA INVESTMENT TRUST

        (SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2004)

Effective October 1, 2004, Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") will replace Bank of Ireland Asset Management (U.S.) Limited ("BIAM") as Sub-Advisers of the Select International Equity Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). GMO and J.P. Morgan each initially will manage approximately one-half of the Fund's assets.

GMO, founded in 1977, is located at 40 Rowes Wharf, Boston, Massachusetts 02110. As of June 30, 2004, the firm had approximately $63 billion in assets under management. GMO is a privately-held global investment management firm. Day-to-day management of the portion of the Fund managed by GMO is the responsibility of the investment professionals in GMO's International Quantitative Division.

J.P. Morgan, founded in 1838, is headquartered at 522 Fifth Avenue, New York, New York 10036. As of June 30, 2004, the firm had $570 billion in assets under management. J.P. Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly-traded company. James Fisher heads a team that is responsible for the portion of the Fund managed by J.P. Morgan. He is a senior portfolio manager and managing director in the firm's global portfolios group based in London. Mr. Fisher joined the firm in 1985.

At a meeting on August 3, 2004, the Board of Trustees of the Trust approved separate Sub-Adviser Agreements (the "New Sub-Adviser Agreements") between Allmerica Financial Investment Management Services, Inc., the investment manager of the Trust (the "Manager"), and GMO and J.P. Morgan, respectively. Under the New Sub-Adviser Agreement with GMO, the Manager will pay GMO a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's portion of the average daily net assets of the Fund as described below:

          NET ASSETS                                  FEE RATE
          ----------                                  --------

          First $50 Million......................       0.75%
          Next $50 Million.......................       0.60%
          Next $100 Million......................       0.55%
          Next $100 Million......................       0.50%
          Over $300 Million......................       0.45%

Under the New Sub-Adviser Agreement with J.P. Morgan, the Manager will pay J.P. Morgan a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's portion of the average daily net assets of the Fund as described below:

          NET ASSETS                                  FEE RATE
          ----------                                  --------

          First $25 Million......................       0.60%
          Next $25 Million.......................       0.50%
          Next $50 Million.......................       0.45%
          Over $100 Million......................       0.30%

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Under the current Sub-Adviser Agreement with BIAM (the "Current Sub-Adviser
Agreement"), the Manager pays BIAM a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Fund as set forth below:

          NET ASSETS                                  FEE RATE
          ----------                                  --------

          First $50 Million......................       0.45%
          Next $50 Million.......................       0.40%
          Over $100 Million......................       0.30%

The other terms of the New Sub-Adviser Agreements are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, the level of sub-adviser fees has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the Fund to the Manager.

In addition, effective October 1, 2004, the Fund's current principal investment strategies will be replaced with the following (the investment objective, which immediately precedes the principal investment strategies under the heading "Select International Equity Fund" in the Trust's Prospectus dated May 1, 2004, will remain unchanged):

Principal Investment Strategies: Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the equity securities of various companies located in foreign countries (which may vary from time to time), including foreign subsidiaries of United States companies. To pursue its objective, the Fund takes a multi-manager approach whereby two Sub-Advisers independently manage their own portion of the Fund's assets.

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") uses an investment strategy that generally reflects a significant bias for value stocks over growth stocks. GMO uses proprietary research and multiple quantitative models to evaluate and select stocks, countries and currencies based on several factors, including but not limited to:

     .    Stocks - valuation, quality of management, and improving fundamentals;
     . Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and
     . Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

These models and factors may change over time.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") takes a more growth-oriented approach to investing and seeks companies the stock prices of which do not reflect their long-term earnings potential. J.P. Morgan uses a bottom up investment strategy that combines local market insight with global sector comparisons. The process begins with stock rankings at the local level where stocks are evaluated based on business, financial, management and valuation factors. A team of portfolio managers then selects stocks for the portfolio using global sector analysts' recommendations.

The Fund may invest up to 10% of its net assets in emerging markets securities. The Fund may also buy fixed-income debt securities, primarily for defensive purposes, representing up to 20% of its net assets.

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The following is included in footnote (1) under the heading "Expense Summary -
Fees and Expenses of the Funds" on page 13 of the Prospectus, in the footnote marked with an asterisk under the table at the bottom of page 25 of the Prospectus under the heading "Management of the Funds" and in section (2) on page 27 of the Statement of Additional Information.

The Manager has voluntarily agreed to waive that portion of the management fee for the Select Growth Fund to the extent that the amount of the fee paid to GE Asset Management Incorporated ("GEAM"), a co-Sub-Adviser for the Fund, is less than the amount that would have been paid to Putnam Investment Management, LLC, a former co-Sub-Adviser for the Fund replaced by GEAM effective April 30, 2004.

                                   * * * * * *

The fourth paragraph under "Purchase and Redemption of Shares" on page 26 of the Prospectus is amended to read:

Excessive trading of Fund shares in response to short-term fluctuations in the market - also known as "market timing" - may make it very difficult to manage a Fund's investments and raise its expenses. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Fund's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it is not possible to predict how much cash the Fund will have to invest. A Fund that invests in foreign securities may be particularly susceptible to short duration trading strategies. On the other hand, a shareholder engaging in a market timing strategy may target a Fund that does not invest primarily in foreign securities.

The Trust, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Funds. When in the Manager's or the Sub-Adviser's opinion such activity would have a disruptive effect on portfolio management or harm other investors, a Fund reserves the right to refuse or cancel purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Trust will seek to prevent such practices to the extent they are detected by the monitoring procedures used by the Trust, subject to a Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the insurance contracts for which the Fund serves as an investment vehicle. The Trust reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice. While the Trust will try to prevent market timing by utilizing monitoring procedures, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular shareholders in all circumstances. Also, the terms and conditions of the relevant contract may limit the ability of the Trust to curtail the shareholders' activity. This means that, even after the detection of such possible shareholder activity, the affected Fund may continue to suffer the effects of market timing.

                                   * * * * * *

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The following is included under the heading "Proxy Voting Policies" and above the heading "Control Person and Principal Holders of Securities" on page 24 of the Statement of Additional Information.

In addition, information regarding how the Funds of the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and descriptions of the proxy voting policies and procedures are available via the following methods:

     (i)   Without charge, upon request, by calling 1-800-533-7881;

     (ii)  On each of the following websites:
              http://www.allmerica.com/afs/account/index.htm
              http://www.allmerica.com/select/index.htm
              http://www.allmerica.com/afs/asb/index.htm;

     (iii) On the Securities and Exchange Commission website at http://www.sec.gov.

Dated:  August 11, 2004

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